Exhibit 10.20(c)

Portions of this Exhibit 10.20c have been omitted based upon a request for confidential treatment. This Exhibit 10.20c, including the non-public information, has been filed separately with the Securities and Exchange Commission. “[*]” designates portions of this document that have been redacted pursuant to the request for confidential treatment filed with the Securities and Exchange Commission.

AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 2 to FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of October 12, 2011, is entered into among AFC FUNDING CORPORATION, an Indiana corporation (the “Seller”), AUTOMOTIVE FINANCE CORPORATION, an Indiana corporation (the “Servicer”), FAIRWAY FINANCE COMPANY, LLC (a “Purchaser”), MONTEREY FUNDING LLC (a “Purchaser”), SALISBURY RECEIVABLES COMPANY LLC (a “Purchaser”), DEUTSCHE BANK AG, NEW YORK BRANCH, as Purchaser Agent for Monterey Funding LLC (a “Purchaser Agent”), BARCLAYS BANK PLC, as Purchaser Agent for Salisbury Receivables Company LLC (a “Purchaser Agent”), and BMO CAPITAL MARKETS CORP., as Purchaser Agent for Fairway Finance Company, LLC (a “Purchaser Agent”) and as the initial agent (the “Agent”).

R E C I T A L S

A.            The Seller, the Servicer, the Purchasers, the Purchaser Agents, and the Agent are parties to that certain Fourth Amended and Restated Receivables Purchase Agreement dated as of April 26, 2011 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Agreement”).

B.            The Seller, the Servicer, the Purchasers, the Purchaser Agents and the Agent desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             Certain Defined Terms.  Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.

2.             Amendment to Agreement.  The Agreement is amended as follows:

2.1           Schedule II to the Agreement is replaced with the Schedule II attached.

2.2           Clauses (l)(i) and (ii) of Exhibit IV to the Agreement are replaced with the following:

(i)            (I)  as soon as available and in any event within 45 days after the end of each fiscal quarter of AFC (including the end of each fiscal year) in a format acceptable to the Agent the consolidating balance sheet of AFC and its consolidated subsidiaries as of the end of such quarter and statements of income of AFC and its consolidated subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer of such Person and (II) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of KAR, the unaudited consolidated balance sheet of KAR and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter;

(ii)           (I) as soon as available and in any event within 90 days after the end of each fiscal year of KAR, a copy of the audited consolidated balance sheet of KAR and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, reported on by KPMG LLP or other independent certified public accountants of nationally recognized standing; (II) as soon as available and in any event within 90 days after the end of each fiscal year of KAR (A) audited financial statements for KAR which include a consolidating income statement and consolidating balance sheet showing the consolidation of AFC and its subsidiaries into KAR’s audited financial statements and (B) an opinion of KPMG LLP or other independent certified public accountants acceptable to the Agent addressing such consolidating information either in an explanatory paragraph following the KAR audit opinion or in a separate report; and (III) if any Purchaser Agent provides AFC written notice on or prior to the 150th day before the end of any fiscal year of AFC that such Purchaser Agent desires the separate annual financial statements of AFC, as soon as available and in any event within 90 days after the end of each fiscal year of AFC, (A) a copy of the annual report for AFC and its consolidated subsidiaries, containing financial statements for such year audited by KPMG LLP or other independent certified public accountants acceptable to the Agent, and (B) the consolidating balance sheet of AFC and the income statement of AFC for such year certified by the chief financial officer of AFC;

2.3           The definition of Special Obligor in Exhibit I to the Agreement is amended in its entirety to read as follows:

“Special Obligor” means the following Obligors, together with their Affiliates [*] any other Obligor approved in writing by the Agent.

3.             Representations and Warranties.  Each of the Seller and the Servicer hereby represents and warrants to the Agent and the Purchasers as follows:

(a)           Representations and Warranties.  The representations and warranties of such Person contained in Exhibit III and Exhibit VII to the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

(b)           Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part.  This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.

(c)           Termination Event.  No Termination Event or Unmatured Termination Event has occurred and is continuing.

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4.             Effectiveness.  This Amendment shall become effective upon the receipt by the Agent of each of the counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto.

5.             Effect of Amendment.  Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

6.             Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

7.             Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Indiana without reference to conflict of laws principles.

8.             Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

AFC FUNDING CORPORATION

By:	/s/ James E. Money, II
Name:	James E. Money, II
Title:	CFO & Treasurer

AUTOMOTIVE FINANCE CORPORATION

By:	/s/ James E. Money, II
Name:	James E. Money, II
Title:	CFO & Treasurer

AFC
Amendment No. 2 to Fourth A&R RPA

FAIRWAY FINANCE COMPANY, LLC, as a Purchaser

By:	/s/ Michael R. Newell
Name:	Michael R. Newell
Title:	Vice President

BMO CAPITAL MARKETS CORP., as Purchaser Agent for Fairway Finance Company, LLC and as Agent

By:	/s/ John Pappano
Name:	John Pappano
Title:	Managing Director

AFC Amendment No. 2 to Fourth A&R RPA

DEUTSCHE BANK AG, NEW YORK BRANCH, as Purchaser Agent for Monterey Funding LLC

By:	/s/ Daniel Gerber
Name:	Daniel Gerber
Title:	Director

By:	/s/ Katherine Bologna
Name:	Katherine Bologna
Title:	Vice President

MONTEREY FUNDING LLC, as a Purchaser

By:	/s/ Michael R. Newell
Name:	Michael R. Newell
Title:	Vice President

AFC Amendment No. 2 to Fourth A&R RPA

BARCLAYS BANK PLC, as Purchaser Agent for Salisbury

By:	/s/ Jamie Pratt
Name:	Jamie Pratt
Title:	Director

SALISBURY RECEIVABLES COMPANY LLC, as a Purchaser

By:	Barclays Bank plc

By:	/s/ Janette Lieu
Name:	Janette Lieu
Title:	Director

AFC Amendment No. 2 to Fourth A&R RPA

SCHEDULE II

DEPOSIT BANKS AND DEPOSIT ACCOUNTS

Deposit Bank	Deposit Account

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AFC
Amendment No. 2 to Fourth A&R RPA